Exhibit (a)(1)(F)(i)

[Document #]

(for TCW use only)

TCW SPECIALTY LENDING LLC

SUBSCRIPTION AGREEMENT

For Institutional Subscribers / Corporate Entities

Name of Subscriber:

Requested Commitment ($ 100 per Unit): $

For TCW Use Only: Status Codes NFC ☐
☐VE ☐EE ☐TA ☐N Controlled Shareholder ☐

Directions for the Completion of the Subscription Documents

(for Institutional Subscribers)

The attached Subscription Agreement (including the Schedules and Exhibits attached thereto, the “Subscription Documents”) relates to the offering by TCW Specialty Lending LLC (the “Fund”) to you (the “Subscriber”) of common limited liability company units (“Units”) in the Fund. Capitalized terms not defined in these directions shall have the meanings given to them in the Subscription Agreement.

Subscription Documents that are missing requested information or signatures will not be considered for acceptance unless and until such information or signatures are provided. Subscribers may be required to furnish other or additional documentation evidencing the authority to invest in the Fund. In addition, the Fund may require additional information from a subscriber in order to verify its “accredited investor” status and other representations made in the Subscription Agreement.

PLEASE TYPE OR USE LEGIBLE BLOCK CAPITALS WHEN COMPLETING THE SUBSCRIPTION DOCUMENTS.

1.	Subscriber Information.

1.1.	Fill in the name of the Subscriber and the capital commitment on the cover page hereof.

1.2.	All Subscribers must complete the enclosed Subscriber Questionnaire (Annex I).

1.3.	Fill in the name of the Subscriber and the date (print name and title of authorized signatory) of the Subscription Agreement and sign in the blank provided.

1.4.	Carefully review the Electronic Communication and Signature Authorization (Annex II).

1.5.	If you are an existing Unitholder and you wish to increase your capital commitment, please complete the Additional Commitment Form (Annex III).

2.

Required IRS Certifications for all Subscribers. Fill in, sign (print name and title of authorized signatory, if applicable) and date an IRS Form W-9 if you are a Subscriber that is a “United States person” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) (a “U.S. Subscriber”). If you are a Subscriber that is not a “United States person” (as defined in the Code) (a “Foreign Subscriber”), please provide a signed and completed appropriate Form W-8.

3.

If the Adviser accepts your subscription (in whole or in part), the Adviser will countersign the Subscription Agreement and deliver a copy of it to you at the address you provide in the Subscription Documents.

Please note that the attached Subscription Documents contain a power of attorney which enables the Adviser to execute documents relating to the Subscriber’s investments in the Fund on behalf of the Subscriber.

4.

Inquiries. If you have questions concerning any of the information requested, you should ask your attorney, accountant or other financial advisor. Inquiries regarding subscription procedures should be directed to the Adviser at (213) 244-0020, e-mail: PrivateFunds@tcw.com.

Please type or print all information you supply.

THE ADVISOR, IN ITS SOLE AND ABSOLUTE DISCRETION, MAY ACCEPT OR REJECT ANY SUBSCRIPTION (WHICH INCLUDES THE CAPITAL COMMITMENT APPLIED FOR BY THE UNDERSIGNED AND SET FORTH ON THE SIGNATURE PAGE HERETO) IN WHOLE OR IN PART.

TCW SPECIALTY LENDING LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

SUBSCRIPTION AGREEMENT

TCW Specialty Lending LLC

c/o TCW Asset Management Company LLC

515 South Flower Street

Los Angeles, CA 90071

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that TCW Specialty Lending LLC, a Delaware limited liability company, (“the Fund”) has been formed for the purpose of investing in various types of investments as described in the registration statement on Form 10, as may be amended, of the Fund (the “Registration Statement”), the Amended and Restated Limited Liability Company Agreement that will govern the Fund from and after the Closing, as amended, in the form previously furnished to you (together with the organizational documents of any parallel funds, being herein referred to as the “LLC Agreement”), as such documents may be amended, amended and restated or supplemented from time to time. The Subscriber further understands that the Fund is offering to the Subscriber the opportunity to subscribe for common limited liability company units in the Fund (“Units”). Units are being offered to qualified investors who elect to participate in the exchange offer described in the Offer to Exchange (the “Offer to Exchange” and, together with the LLC Agreement and Registration Statement, the “Offering Documents”) included as an exhibit to the Schedule TO of TCW Direct Lending VIII LLC (“DL VIII”), in which DL VIII is offering to exchange outstanding common limited liability company units of DL VIII for an equivalent number of Units of the Fund (the “Exchange”). Tendering unitholders are required to enter into this subscription agreement in connection with their participation in the Exchange, as further described in the Offer to Exchange. As used in this agreement, the term “Adviser” shall refer to TCW Asset Management Company LLC, a Delaware limited liability company. Capitalized terms used in this Subscription Agreement (this “Subscription Agreement”) without definition will have the meanings given in the LLC Agreement.

1.

Subscription for Units. The Subscriber agrees, in addition to those Units acquired by operation of the Exchange, to purchase Units for an aggregate purchase price equal to the pro rata portion of the Subscriber’s Undrawn Commitment to DL VIII (as such term is defined in the Amended and Restated Limited Liability Company Agreement of DL VIII, dated as of January 21, 2022, as may be amended and/or restated from time to time), that it hereby subscribes for the commitment in the amount set forth above (the “Commitment”), subject to the below Section 11.13, on the terms described or appearing in the Offering Documents (it being understood that if the subscription is partially accepted, the Fund will amend this Subscription Agreement to reduce the above number of Units and corresponding Commitment to reflect the number of Units to be issued to the Subscriber). Subject to the terms of this Subscription Agreement and of the LLC Agreement, the Subscriber’s obligation to pay for the Units it is purchasing hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below), provided, however, that for the convenience of the Fund, the Subscriber’s Commitment shall be payable in capital contributions as provided in Article 6 of the LLC Agreement. The Subscriber agrees to become a unitholder and to be bound by the terms and provisions of the LLC Agreement in the final form provided to the Subscriber and this Subscription Agreement, and the Subscriber and the Adviser agree that the Subscriber shall be admitted as a unitholder, in each case on the Closing Date (as defined below). Subject to the terms hereof and of the LLC Agreement, the Subscriber’s obligation to make capital contributions hereunder shall be unconditional, complete and binding upon the Closing Date (as defined below).

2.

Other Subscription Agreements. The Subscriber acknowledges that the Fund may enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Units in the Fund and the admission of the Other Subscribers as members at the Closing or at other closings.

3.

Closing. The closing of the sale to the Subscriber of Units as provided for in Section 1, and the admission of the Subscriber as a Member (the “Closing”), shall take place via electronic submission upon acceptance of Subscriber’s DL VIII units for exchange at the completion of the Exchange (“Exchange Commitment”) (the date of such acceptance, which shall be indicated on the signature page hereto, being hereinafter referred to as the “Closing Date”).

4.

Subsequent Commitments. The Fund may, in its sole discretion, permit one or more investors to make additional capital commitments (“Subsequent Commitments”). New investors that make a Subsequent Commitment, or existing unitholders of the Fund that increase their capital commitment (each, an “Additional Unitholder”) will be required to make subsequent purchases of Units (each, a “Catch-up Purchase”) on a date (or dates) (each such date, the “Catch-up Date”) to be determined by the Fund. The aggregate amount of the Catch-up Purchase (the “Catch-up Purchase Amount”) will generally be equal to an amount necessary to ensure that, upon payment of the Catch-up Purchase Amount, such Additional Unitholder will have contributed the same percentage of its capital commitment to the Fund as all unitholders whose subscriptions were previously accepted. Notwithstanding the foregoing, certain Catch-up Purchases may be made on a non-pro rata basis. Catch-up Purchases will be made at a per share price equal to the net asset value (“NAV”) per share as of the close of the last calendar quarter preceding the date of the Catch-up Purchase, subject to (i) adjustments as set forth below, (ii) as needed in order to comply with the requirements of Section 23 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and (iii) further adjusted to appropriately reflect such Additional Unitholder’s pro rata portion of the Fund’s initial organizational expenses, if applicable. While an Additional Unitholder will not know the Fund’s NAV applicable on the effective date of its Catch-Up Purchase, the Fund’s NAV applicable to a Catch-Up Purchase will be available after the close of the calendar quarter in which the Catch-Up Purchase occurs; at that time, the number of shares based on that NAV and each Subscriber’s purchase will be determined and shares will be credited to the Subscriber’s account as of the Catch-Up Date.

5.	Drawdowns.

5.1.

With respect to drawdowns by the Fund, each Subscriber will be required to fund drawdowns to purchase Units (a “Drawdown Purchase”) up to the amount of their respective capital commitment each time the Fund delivers a notice (a “Drawdown Notice”). Drawdown Notices will specify (i) the amount of the Drawdown (the “Drawdown Amount”); (ii) the portion of the Drawdown Amount to be paid by such Subscriber; (iii) the estimated number of Units to be purchased by such Subscriber; and (iv) the date (the “Drawdown Date”) on which such Drawdown Amount is due. On the Drawdown Date, if, in connection with a per Unit price adjustment described in Section 5.2 below, the number of Units to be purchased by a Subscriber differs from the amount set forth in the Drawdown Notice, the Fund will deliver to the Subscriber an additional notice setting forth the actual number of Units to be purchased by such Subscriber. Drawdown Notices will be delivered to each Subscriber at least 10 business days prior to the Drawdown Date (or shorter periods if the Adviser determines in good faith that it is necessary or appropriate to facilitate the consummation of a portfolio investment). All purchases pursuant to a Drawdown Notice will generally be made pro rata, in accordance with the remaining capital commitments of all unitholders, however, certain Drawdown Purchases may be made on a non-pro rata basis by unitholders that provide capital commitments after the Fund’s initial closing. To accommodate the legal, tax, regulatory or fiscal concerns of certain prospective investors, the Fund may determine to allow certain investors to fully fund their capital commitment at one point in time, in lieu of sequential drawdowns of the commitment as described in this Section 5. No Subscriber shall be required to invest more than the total amount of its capital commitment.

5.2.

For each subsequent Drawdown Date, the price per Unit shall equal the Fund’s net asset value per share as of the close of the last calendar quarter preceding the applicable Drawdown Date, subject to the board of directors of the Fund (the “Board”) or a committee thereof making a determination, no later than 48 hours (excluding Sundays and holidays) prior to the Drawdown Date or the Catch-up Date, as applicable, that the Fund is not selling Units at a price per Unit that is below its then-current net asset value per Unit.

5.3.

Each Drawdown Amount shall be payable in U.S. Dollars and in immediately available funds. Payment of a Drawdown Amount shall be made on or prior to the applicable Drawdown Date and as promptly as possible after delivery of a Drawdown Notice. The delivery of a Drawdown Notice to the Subscriber shall be the sole and exclusive condition to its irrevocable and unconditional obligation to pay the Drawdown Amount, without any right of offset, reduction, counterclaim or defense.

5.4.

Concurrent with any payment of all or a portion of the amount of a Drawdown Amount, the Fund shall issue to the Subscriber a number of Units equal to (i) the amount of such Drawdown Amount funded by the Subscriber on the applicable Drawdown Date divided by (ii) the price per Unit as determined above. For the avoidance of doubt, the Fund shall not issue Units for any portion of the Subscriber’s capital commitment that has not been paid to the Fund and used to purchase Units pursuant to one or more Drawdown Notices (the “Undrawn Commitment”).

6.	Representations and Warranties of the Fund. The Fund represents and warrants to the Subscriber (as of the date the Subscriber is admitted as a “Member” of the Fund) that:

6.1.

Formation and Standing. The Fund is duly formed, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, has or will have prior to commencement of operations all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in the Offering Documents and is duly qualified to transact business and is or will be prior to commencement of operations in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

6.2.

Authorization of Agreement, etc. The execution, delivery and performance of this Subscription Agreement by the Fund’s authorized representative has been authorized by all necessary action on behalf of the Fund, and this Subscription Agreement, when duly executed and delivered by the Subscriber, will constitute a legal, valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. The execution, delivery and performance of the LLC Agreement by the Fund has been authorized by all necessary action on behalf of the Fund, and the LLC Agreement, when duly executed and delivered by the other parties thereto, will constitute a legal, valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

6.3.

Compliance with Laws and Other Instruments. Each of (a) the execution and delivery of this Subscription Agreement by an authorized representative of the Fund, the performance by the Fund of its obligations under this Subscription Agreement and the consummation by the Fund of the transactions contemplated hereby and (b) the execution and delivery of the LLC Agreement by an authorized representative of the Fund, the performance by the Fund of its obligations under the LLC Agreement and the consummation by the Fund of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the organizational documents governing the Fund, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Fund is a party or by which the Fund, or any of its properties or rights, are bound or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Fund or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Fund or otherwise are not material to the performance of the obligations of the Fund under this Subscription Agreement or the LLC Agreement, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Fund or otherwise are not material to the performance of the obligations of the Fund under this Subscription Agreement or the LLC Agreement and (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Fund.

6.4.

Term of the Fund. The term of the Fund will be perpetual, meaning it will have an indefinite duration and its units will be sold on a continuous basis at a price generally equal to the net asset value per unit (plus an amount equal to an allocable portion of its offering and organizational expenses). In the Fund’s perpetual life cycle, the board of directors of the Fund, in its sole discretion, may elect to offer the Fund unitholders an opportunity to tender their Units, but it is not obligated to offer to repurchase any Units in any particular period. Following the consummation of the Exchange (the “Initial Closing Date”), the Adviser, in its commercially reasonable judgment and subject to market conditions, may recommend to the board of directors of the Fund (the “Board”) that the Fund’s commence quarterly repurchases in an amount not to exceed 5% of the Fund’s NAV. Such recommendation is anticipated to occur no later than the second quarter of 2027.

6.5.

Excluded Subscribers. Notwithstanding anything to the contrary contained in this Agreement or the Offering Documents, the Fund shall have the right to exclude any Subscriber (such Subscriber, an “Excluded Subscriber”) from purchasing Units from the Fund on any date following the notice for capital contribution (the “Drawdown Date,” as defined in Section 6.1.2(a) of the LLC Agreement) if, in the reasonable discretion of the Fund, there is a substantial likelihood that such Subscriber’s purchase of Units at such time would (i) result in a violation of, or noncompliance with, any law or regulation to which such Subscriber, the Fund, the Adviser, any Other Subscriber or a portfolio company would be subject or (ii) cause the investments of “Benefit Plan Investors” (within the meaning of Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain Department of Labor regulations) to be significant and the assets of the Fund to be considered “plan assets” under ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

6.6.

No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Fund, threatened against the Adviser or the Fund that, if adversely determined, is reasonably likely to have a material adverse effect on the Adviser or the Fund.

7.

Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Adviser and the Fund, as of the date that this Subscription Agreement is signed by the Subscriber, as of the Closing Date, as of each date (a) on which it makes a capital contribution to the Fund and an additional capital commitment to the Fund, (b) the Subscriber receives a distribution or return of capital from the Fund, and (c) on the subsequent dates specified below (to the extent specified below) that:

7.1.

Authorization of Purchase and Compliance with Laws and Other Instruments. The signature on this Subscription Agreement is genuine, and the persons signing this Subscription Agreement and the LLC Agreement (taking into account the power of attorney granted to the Fund pursuant to Section 9 of this Subscription Agreement) on the Subscriber’s behalf are duly authorized to sign and enter into this Subscription Agreement and the LLC Agreement on the Subscriber’s behalf.

7.1.1.

(a) The Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Subscription Agreement and the LLC Agreement are within its powers, have been duly authorized by all necessary action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Fund as of the date that this Subscription Agreement is signed by the Subscriber) and do not and will not contravene, or constitute a default under, (i) any provision of its certificate of incorporation, by-laws, limited liability company operating agreement, limited partnership agreement or other comparable organizational documents or (ii) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound, or any material license, permit or franchise applicable to the Subscriber or its business, properties or rights other than such contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or the LLC Agreement or are not material to the Subscriber’s financial condition; and (c) this Subscription Agreement and the LLC Agreement constitute the legal, valid and binding obligations of the Subscriber enforceable against the Subscriber in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement or the LLC Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby or thereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.

7.1.2.

If the Subscriber is an ERISA Member (as defined in the LLC Agreement) that is a Benefit Plan Investor (as defined in Annex I) or a governmental plan or a non-electing church plan, as an inducement to the Fund’s sale, issuance of, or consent to transfer of, the Units to the Subscriber, the Subscriber (or the fiduciary representing the Subscriber executing this Subscription Agreement) represents and warrants that:

i.

The Subscriber is represented in the acquisition of Units by a fiduciary (within the meaning of Section 3(21) of ERISA and the regulations thereunder) that is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, within the meaning of 29 C.F.R. § 2510.3 21(c)(1) (the “Fiduciary”).

ii.	The Fiduciary has been informed of and understands the Fund’s investment objectives, policies and strategies.

iii.

The decision to invest in the Fund was made by the Fiduciary with appropriate consideration of relevant investment factors with regard to the Subscriber and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or similar applicable law.

iv.

The Subscriber has the authority to invest plan assets in the Fund under the appropriate investment policies and governing instruments applicable to the Subscriber and under Title I of ERISA or similar applicable law.

v.

The decision to invest plan assets in the Fund was made solely by the Fiduciary, following appropriate consideration of the Offering Documents, and the Fiduciary’s duties and responsibilities as fiduciary to the Subscriber.

vi.

None of the Fund, the Adviser or any representative of the Fund or the Adviser has acted as an “investment advisor” or otherwise as a Fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or other similar applicable law) with respect to the decision to invest in the Fund.

vii.

The Adviser is responsible only for the assets of the Fund and the Adviser has no responsibility or authority with respect to any other assets of the Subscriber or with respect to: (a) the contents of the employee benefit plan comprising the Subscriber and applicable trust documents, (b) the role that the Subscriber’s investment in the Fund plays in the context of the Subscriber’s overall portfolio; (c) the composition of the Subscriber’s portfolio with regard to diversification; (d) the liquidity and anticipated current return of the Subscriber’s portfolio relative to the anticipated cash flow requirements of the Subscriber; or (e) the projected return of the portfolio with respect to the funding objectives of the Subscriber. The Subscriber understands that this representation and warranty is being provided to the Adviser for the express purpose of assisting it in the performance of its duties with respect to the Fund.

viii.

The acquisition of Units by the Subscriber will not result in the occurrence of a non- exempt prohibited transaction under Part 4 of Title I of ERISA or in excise tax liability under the excise tax provisions of Section 4975 of the Code or similar violations of any other applicable law.

ix.

The Fiduciary is aware of and has taken into consideration the diversification requirements of and other fiduciary duties under Section 404(a)(1) of ERISA or any other similar applicable law and has concluded that the proposed investment in the Fund is a prudent one.

x.

The Fiduciary acknowledges that it is intended that the Fund will not hold ERISA “plan assets” as defined by the plan assets regulation (e.g., the Fund may be managed so that less than 25% of any class of equity interest of the Fund will be owned by Benefit Plan Investors). Accordingly, the Fiduciary acknowledges that the Adviser has the authority to require the retirement or withdrawal of any Units if the continued holding of such interest, in the opinion of the Fund, could result in it being subject to ERISA or Section 4975 of the Code.

xi.	The Fiduciary is responsible for exercising independent judgment in evaluating the investment in the Fund.

7.2.

No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or the LLC Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

7.3.

Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided with, and has carefully reviewed, the Offering Documents. The Subscriber understands the risks of, and other considerations relating to, the purchase of Units, including, without limitation, the information appearing in the Offer to Exchange and the Registration Statement under the headings “Business,” and “Risk Factors,” and the effect of the provisions of Section 6.2 of the LLC Agreement (relating to Members that default on their obligations to make capital contributions) and Section 11.4 of the LLC Agreement (relating to the obligation of Members to return to the Fund certain distributions to satisfy certain obligations of the Fund). The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Documents to the extent the Fund possesses such information or can acquire it without unreasonable effort or expense. The Fund has answered all of the Subscriber’s inquiries, if any, concerning the business to be conducted by the Fund (including as set forth in the Offer to Exchange), the financial condition and capital of the Fund, the qualification and experience of the Fund and its members, and the terms and conditions of the offering and other matters pertaining to this investment. In deciding to acquire Units, the Subscriber has not relied upon any information or representation, whether written or oral, from the Fund, the Adviser or any of their partners, members, directors, officers, counsel, representatives or agents or any other Person, other than information contained in the Offering Documents and in the answers provided by the Fund to such inquiries.

7.4.

Evaluation and Ability to Bear Risks. The Subscriber’s decision to invest in the Fund was made by the Subscriber as person(s) who (a) are independent of the Fund and the Adviser and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating to the Subscriber’s investment in the Fund (including federal, state and local tax matters) and not on any advice or recommendation of the Fund or the Adviser or any of their respective affiliates, notwithstanding anything in Section 7.3 to the contrary. The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects of the Fund enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Fund. After all necessary advice and analysis, the Subscriber has evaluated the risks of investing in Units and has determined that the Units are a suitable investment for the Subscriber. The Subscriber has adequate means for providing for its current needs and other contingencies and has no need for liquidity with regards to its investment in Units, and is able to bear the economic risk of its acquisition of Units, including a complete loss of its investment in the Fund. The Subscriber acknowledges and agrees that it is not a client of the Adviser and the Adviser is providing services solely to the Fund, including any reporting or consultation with investors thereof. The Subscriber understands that at the time of the Subscriber’s investment, the Fund does not know in what portfolio investments the Fund will invest the Subscriber’s capital, and the Fund will have complete control (subject to the provisions of the LLC Agreement) over the investments made by it. The Subscriber has not reproduced, duplicated or delivered the Offering Documents to any other person, except professional advisors to the Subscriber or as instructed by the Fund.

7.5.

Purchase of an Investment. The Subscriber represents and warrants that it is acquiring Units for investment purposes only and not with a view to the resale or distribution of all or any portion of such Units and the Subscriber has no present intention, agreement or arrangement to divide its participation with others or to sell, assign, transfer or otherwise dispose of, directly or indirectly, all or any portion of such Units. Each Subscriber agrees that if it determines to transfer or assign any of its Units in the Fund pursuant to the provisions hereof and of the LLC Agreement, it will cause its proposed transferee to agree to the transfer restrictions and make the representations set forth herein. The Subscriber understands that it must bear the economic risk of its investment in Units for an indefinite period of time, because, among other reasons, the offering and sale of Units has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws within the United States or the securities law of any other jurisdiction, and therefore Units may not be resold or otherwise disposed of unless such sale or disposition is registered thereunder or an exemption from registration is available. The Subscriber also understands that the Fund is under no obligation to register the Units on its behalf or to assist it in complying with any exemption from registration under the Securities Act. The Subscriber further understands that transfers of Units are further restricted by the provisions of the LLC Agreement, by requirements imposed by the Fund’s creditor(s), and potentially by applicable state and non-U.S. securities laws. No market exists or is expected to develop for the Units, the LLC Agreement places certain restrictions on the withdrawal of funds from the Fund by the Members.

7.6.	Reserved.

7.7.	Obligation to Make Payments and Compliance with Laws and Regulations.

7.7.1.

The Subscriber will furnish the Fund with any information, representations and forms as shall reasonably be requested by the Fund from time to time to assist it in complying with any applicable law or tax requirements or determining the extent of, and in fulfilling, its withholding obligations. The Subscriber agrees to furnish the Fund with any representations and forms as shall reasonably be requested by the Fund to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes imposed by any taxing authority or other governmental agency upon the Fund or amounts paid to the Fund. The Subscriber will promptly inform the Fund of any change in such information and will furnish to the Fund new properly completed and executed forms, as may be requested by the Fund from time to time in order to comply with any applicable law or tax requirements. The Subscriber confirms that (a) to the extent that the Subscriber owes any amounts to the Fund hereunder, the Subscriber understands and agrees that the Fund may withhold such amounts from any distributions that otherwise would be made to the Subscriber under the LLC Agreement in satisfaction thereof (it being understood that such amounts shall be deemed distributed for purposes of the LLC Agreement), without waiver of any other rights the Fund may have hereunder or thereunder, and (b) the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Fund, and will indemnify the Fund with respect to any losses or expenses it incurs because of non-compliance by the Subscriber.

7.7.2.

If the Subscriber is a governmental plan, church plan, foreign plan, or any other type of plan investor other than a Benefit Plan Investor (as defined in Annex I), the Subscriber’s acquisition and holding of the Units and any transactions contemplated to be undertaken by the Fund, will not (a) violate any law, regulation or policy applicable to the Subscriber, including, without limitation, any federal, state, local or non-U.S. law, regulation or policy that is similar to part 4 of subtitle B of Title I of ERISA or Section 4975 of the Code, or (b) result in any assets of the Fund being deemed to be assets of the Subscriber for purposes of any law, regulation or policy applicable to the Subscriber.

7.8.

Involuntary Sale of Units. The Subscriber understands and agrees that the Fund may cause the Subscriber involuntarily to redeem its Units in the Fund or to sell all or a portion of its Units in accordance with the provisions of Sections 3.3.3 and 6.2.2 of the LLC Agreement and Sections 6.5, 7.10 and 7.13 of this Subscription Agreement.

7.9.

Correctness of Information. The Subscriber represents and warrants that the information it has provided in this Subscription Agreement and any documents attached hereto or provided in connection with the Subscription Agreement (collectively, the “Attachments”) (which Attachments are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and in any U.S. Internal Revenue Service or other tax form delivered to the Fund, is true, accurate and complete and may be relied upon by the Fund and the Adviser for any purpose, including the establishment of Subscriber-related facts underlying claims of exemption from the registration provisions of federal and state securities laws. The Subscriber acknowledges that the Fund and the Adviser are relying on such information in connection with (a) the Subscriber being admitted as a Member, (b) not registering the offer and sale of the Units under the Securities Act or any state securities laws, (c) avoiding violations of ERISA and Section 4975 of the Code (e.g., prohibited transactions involving retirement accounts and other employee benefit plans) and other comparable laws applicable to employee benefit plans not subject to ERISA and (d) the management of the Fund’s business. If at any time during the term of the Fund any of the representations and warranties contained in this Subscription Agreement (including the Attachments, Schedules, Exhibits and tax forms attached hereto) shall cease to be true, the Subscriber will promptly notify the Fund in writing.

7.10.	Anti-Money Laundering and Sanctions.

7.10.1.

“Prohibited Investor” means (i) an individual, entity or organization that is the target of the sanctions programs administered and enforced by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, including any person or entity named on OFAC’s Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or Sectoral Sanctions Identifications List[1] or any other applicable sanctions laws;[2] (ii) a non-U.S. shell bank[3] or providing banking services indirectly to a non-U.S. shell bank; (iii) a

[1]	This information may be found online at www.treas.gov/ofac.
[2]	This information may be found online at www.treas.gov.
[3]	A non-U.S. shell bank is a non-U.S. bank without a physical presence in any country and is not a regulated affiliate.

senior non-U.S. political figure or an immediate family member or close associate[4] of such figure; or (iv) a party that the Fund is prohibited from dealing with under applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders.

7.10.2.

If the Subscriber is NOT acting on behalf of one or more clients, the Subscriber represents and warrants that (a) neither it nor its authorized contact persons are Prohibited Investors, (b) it is a financial institution subject to the anti-money laundering (“AML”) program requirements of the USA PATRIOT Act and (c) it has adopted and implemented AML programs required by the USA PATRIOT Act and the regulations promulgated thereunder.

7.10.3.

If the Subscriber is acting on behalf of one or more clients in connection with this subscription, the Subscriber represents and warrants that the Subscriber is a financial institution subject to the anti-money laundering program requirements of the USA PATRIOT Act, and the Subscriber further represents that it has (a) implemented a customer identification program as required under Section 326 of the USA PATRIOT Act and the regulations promulgated thereunder; (b) conducted the required due diligence on client(s) on whose behalf the Subscriber is acting; (c) determined that such client(s) are NOT Prohibited Investors as defined in Section 7.10.1; and (d) retained and will continue to retain evidence of any such identities, any such source of funds or any such diligence as required by the USA PATRIOT Act and related regulations.

7.10.4.

The Subscriber represents and warrants that the Subscriber does not know or have any reason to suspect that (a) the monies used to fund the Subscriber’s acquisition of Units have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities or (b) the proceeds from the Subscriber’s acquisition of Units will be used to finance any illegal activities.

7.10.5.

The Subscriber agrees to provide the Fund, promptly upon request, all information that the Fund reasonably deems necessary or appropriate to comply with applicable anti- money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

7.10.6.

The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Fund and its affiliates and agents of such information about the Subscriber as the Fund reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

7.10.7.

The Subscriber acknowledges that if, following Subscriber’s investment in the Fund, the Fund reasonably believes that the Subscriber is a Prohibited Investor or otherwise engaged in suspicious activity or the Subscriber refuses to provide promptly information that the Fund requests, the Fund has the right or may be obligated to prohibit additional investments, decline any transfer request, or segregate the assets constituting the investment in accordance with applicable regulations. The Fund, subject to compliance with applicable law, may (in the discretion of the Board) also immediately redeem the Subscriber’s Units. If all or a portion of the Subscriber’s Units are redeemed, the Subscriber may bear any or all fees and expenses incurred by the Fund to effect such redemption. The Subscriber further acknowledges that, to the fullest extent permitted by law, the Subscriber will have no claim against the Fund or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

7.10.8.

The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber who opens an account, all as set forth on Annex I. The responses provided on such Annex are deemed to be made in this Subscription Agreement as if expressly set forth herein.

[4]	A “close associate” of a senior non-U.S. political figure is a person who is widely and publicly known (or is actually known) to be a close associate of a senior foreign political figure.

7.11.

Bankruptcy, Pending Lawsuits, Outstanding Judgments. The Subscriber represents and warrants that Subscriber has never filed for or been involved as a debtor in bankruptcy proceedings and there are no suits pending or judgments outstanding against it which, in one case or in the aggregate, could impair its ability to make contributions or other payments to the Fund as and when required under the LLC Agreement.

7.12.

Investments by Fund of Funds. If the Subscriber is a private investment fund that invests in other private investment funds (a “Fund of Funds”), the Subscriber represents and warrants that (i) all offers and sales of limited partnership, membership or other interests in, and other offering activities with respect to, the Fund of Funds (“Fund of Funds Interest”) by or on behalf of the Fund of Funds by such Fund of Funds’ general partner, managing member, board of directors or investment manager, as applicable (the “Fund Sponsor”), and its affiliates, have been and will be conducted in all material respects in accordance with applicable laws, rules, and regulations, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the USA PATRIOT Act, the rules and regulations promulgated under each of the foregoing acts, “blue sky” state securities laws, and all applicable laws, rules, and regulations of each applicable jurisdiction, (ii) the offering and sale of the Fund of Funds Interests is exempt from the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Regulation D thereunder, (iii) the Fund of Funds has not engaged, and will not engage, in any “general advertising” or “general solicitation” (within the meaning of Rule 501 under the Securities Act), (iv) the Fund of Funds Interests will be offered, sold or transferred exclusively to persons who the Fund Sponsor reasonably believes: (i) is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act or (ii) is not a “U.S. Person” under Rule 902 of Regulation S under the Securities Act.

7.13.	Bad Actor Disclosure Confirmation and Terms.

7.13.1.

The Subscriber agrees to provide the Fund, promptly and at any time before or after acceptance of this Subscription Agreement, any information that the Fund may reasonably request in order to determine whether the Subscriber is a Bad Actor, including, without limitation, filings with, and records of, courts and regulators. A “Bad Actor” is any person with respect to whom a “Bad Act” as defined on Appendix B has occurred.

7.13.2.

If the Fund notifies the Subscriber that it has determined that the Subscriber would, except for the terms of subsection 7.13.3, otherwise have the right to vote more than 20% of the Fund’s outstanding voting equity securities (calculated on the basis of voting power), the Subscriber (a) represents and warrants to the Fund that the Subscriber is not a Bad Actor and (b) agrees to promptly notify the Fund of any Bad Act that occurs with respect to the Subscriber.

7.13.3.

The Subscriber further agrees that if at any time a Bad Act occurs with respect to a Subscriber, and if the Subscriber would otherwise have the right to vote more than 20% of the Fund’s outstanding voting equity securities (calculated on the basis of voting power), (i) notwithstanding anything to the contrary herein, the voting rights with respect to the Fund held by the Subscriber will thereafter be limited to 19.9% of the Fund’s outstanding voting equity securities (calculated on the basis of voting power) unless and until the Fund determines otherwise in its sole discretion and (ii) the Fund may immediately redeem the Subscriber’s Units. If all or a portion of the Subscriber’s Units are redeemed, the Subscriber may bear any or all fees and expenses incurred by the Fund to effect such redemption. The Subscriber further acknowledges that, to the fullest extent permitted by law, the Subscriber will have no claim against the Fund or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

8.	Borrowing.

8.1.	Subscriber acknowledges and agrees that the Fund shall have the power to enter into, make and perform all such contracts and other undertakings, and engage in all such activities and transactions as the Fund may deem necessary or advisable for or incidental to the carrying out of the Fund’s purpose and objectives (and all determinations, decisions and actions made or taken by the Fund shall be conclusive and absolutely binding upon the Fund unitholders and their respective successors, assigns and personal representatives), including: to incur indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), to incur other obligations (including in connection with derivative financial instruments), to arrange and make guarantees to support any such indebtedness or other obligations and incur reimbursement obligations in respect of any such guarantees, to pledge or assign or otherwise make available credit support for any such indebtedness, guarantees or other obligations and to take all other actions as the Fund deems necessary or appropriate in connection with incurring indebtedness, other obligations or guarantees. The Fund is hereby authorized, at its option and without consent of the Subscriber or any Fund unitholder, to hypothecate, mortgage, assign, transfer make a collateral assignment or pledge or grant a comparable security interest to a lender or other holders of indebtedness, other obligations, or guarantees of the Fund (i) any or all assets of the Fund, including portfolio investments and deposit or similar accounts into which capital drawdowns are deposited (the assets described in this clause (i) referred to herein as “Assets”) and/or (ii) some or all of the Undrawn Commitment of some or all of the Subscribers, including the Fund’s right to require and receive the purchase price for Units issued pursuant to the Exchange or otherwise and all rights and remedies related thereto and the obligations of some or all of the Subscribers under their respective Subscription Agreements (the rights described in this clause (ii) referred to herein as “Assigned Rights” and together with the Assets, the “Credit Support”).

8.2.

In furtherance of the foregoing, the Fund may, in each case subject to such other conditions as the Fund may reasonably determine, (i) authorize any lender or holders of such indebtedness, guarantees or other obligations, including any agent or trustee acting on their behalf, as agent and on behalf of the Fund, or in such other capacity as the Fund may specify to act as agent of and on behalf of the Fund (w) to exercise Assigned Rights, (x) to issue funding notices and to require all or any portion of the Subscriber’s Undrawn Commitment to be paid to the Fund for purposes of paying related proceeds to a holder of such indebtedness, guarantees or other obligations of the Fund; provided, that no Subscriber shall at any time be required to make payments directly to any party other than the Fund, (y) to exercise any remedy of the Fund under this Agreement in respect of any Asset or Assigned Rights or in respect of any purchases of Units or Undrawn Commitment, and (z) to enforce the obligations of the Subscriber or Other Subscribers under their respective Subscription Agreements, and (ii) take any other action the Fund reasonably determines to be necessary for the purpose of providing such Credit Support (collectively, clauses (i) and (ii), the “Lender Powers”); provided, that any exercise of such Lender Powers shall be made in accordance with the Subscription Agreements. In addition, the Fund is hereby authorized to provide to or receive from any lender or holders of such indebtedness, guarantees or other obligations, including any agent or trustee acting on their behalf, financial information related to such Fund unitholder.

8.3.

The Subscriber acknowledges that (i) the Fund’s board of directors has approved the Fund adopting a minimum permitted asset coverage ratio of 150% in accordance with Section 61(a) of the Investment Company Act, (ii) TCW Direct Lending VIII LLC, as the Fund’s initial unitholder, has approved a proposal that allows the Fund to reduce its asset coverage to 150% and (iii) the Subscriber agrees not to seek to redeem its Units in connection therewith. “Asset coverage” has the meaning set forth in Section 18(h) of the Investment Company Act and generally is a company’s total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness and if applicable, preferred stock.

9.	Power of Attorney.

9.1.

Appointment of Fund Representatives as Attorney-in-fact and Agent. The Subscriber hereby constitutes and appoints a duly authorized representative of the Fund as its true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities, to execute the LLC Agreement on the

Subscriber’s behalf as a Member, to complete blanks, correct any errors or omissions and make reasonable representations in subscription documents as directed by the Subscriber or reasonably required by the Fund, and to take any and all other actions as are authorized by the power of attorney contained in the LLC Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which a duly authorized representative of the Fund may exercise for the Subscriber by the signature of a duly authorized representative of the Fund or by listing the Subscriber as a Member executing any instrument with the signature of a duly authorized representative of the Fund as attorney-in-fact for the Subscriber. This grant of authority shall not be affected by the subsequent termination, bankruptcy, insolvency or dissolution of the Subscriber, and shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Units, except where the assignment is of all the Subscriber’s Units in the Fund and the assignee thereof, with the consent of the Fund, is admitted as a Member; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. For the avoidance of doubt, the power of attorney granted to a duly authorized representative of the Fund pursuant to this Section 9 shall not include the right to execute any amendments to the LLC Agreement on the Subscriber’s behalf as a Member, unless such amendments are specifically authorized by the LLC Agreement, or to take any other actions not authorized in the LLC Agreement.

9.2.

Authorization to Execute Instructions. The Subscriber hereby authorizes and instructs the Fund to accept and execute any instructions in respect of the Units to which this Subscription Agreement relates given by the Subscriber in written form (including email, facsimile, and other electronic forms of communication, as specified by the Fund). If instructions are given by the Subscriber in electronic form, the Subscriber undertakes to send the original letter of instructions to the Fund and agrees to keep the Fund indemnified against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon facsimile instructions. The Fund may rely conclusively upon and shall incur no liability in respect of any action taken upon any notice, consent, request, instructions or other instrument believed in good faith to be genuine or to be signed by properly authorized persons.

10.

Trustee, Agent, Representative or Nominee. If the Subscriber is acting as trustee, agent, representative or nominee for an underlying investor (a “Beneficial Owner”), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (A) with respect to the Subscriber and (B) with respect to the Beneficial Owner of the Units subscribed for hereby.

11.	Miscellaneous Provisions.

11.1.

Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Subscriber and the Fund. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

11.2.

Survival of Representations and Warranties; Indemnity. All representations and warranties contained herein or in any Attachments hereto made by the Subscriber shall survive indefinitely following the execution and delivery of this Subscription Agreement and the issue and sale of Units.

The Subscriber and its fiduciaries, if any, shall and hereby do agree to indemnify and hold the Fund, the Adviser and their respective controlling persons, officers, directors, members, partners, shareholders, employees, affiliates and each other person, if any, who controls or is controlled by any of the foregoing, within the meaning of Section 15 of the Securities Act, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses, costs, fees and expenses whatsoever (including, but not limited to, legal fees and disbursements and any and all other expenses whatsoever reasonably incurred in investigating, preparing for or defending against any litigation, arbitration proceeding, or other action or proceeding, commenced or threatened, or any claim whatsoever) arising from (A) the Subscriber’s or the Beneficial Owner’s misrepresentation or misstatement contained herein, (B) the assertion of the Subscriber’s lack of proper authorization from the Beneficial Owner of the Units subscribed for hereby to enter into this Subscription Agreement or perform the obligations hereof, or (C) the breach or alleged breach of any of the other representations, warranties or covenants made in this Subscription Agreement or in any Attachment hereto, in the LLC Agreement, or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction, or any action for securities law violation instituted by the Subscriber which is finally resolved by judgment against the Subscriber. As provided in Section 4.5.1 of the LLC Agreement, any claims for indemnity may be offset against subsequent distributions.

11.3.

Conflict of Interest. The Subscriber acknowledges that the Adviser and its affiliates will receive substantial compensation in connection with the Fund and the Subscriber’s subscription for the Units pursuant to the terms set forth in the LLC Agreement and, to the extent permitted thereby, the Adviser and its affiliates may become engaged in businesses and activities that are competitive with that of the Fund. Subject to the terms of the LLC Agreement and any restrictions under applicable laws and regulations, the Subscriber agrees and consents to these activities of the Adviser and its affiliates even though there are conflicts of interest inherent in such activities and even though the Subscriber will have no interest in such activities.

11.4.

Effectively Connected Income. The Subscriber understands that no assurances are provided that a direct investment in the Fund by a foreign Subscriber will not produce income that is effectively connected to a U.S. trade or business for U.S. federal income tax purposes.

11.5.

Additional Information. The Subscriber agrees to furnish additional information with regards to the Subscriber’s suitability as a prospective Subscriber, should the Fund reasonably request such information, which may include an accountant’s letter or other proof of income or net assets.

11.6.

Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assignees of the parties hereto. However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

11.7.

Notices. All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) in person, (b) by registered or certified mail, (c) by private courier, (d) by facsimile or (e) by e-mail. All notices to the Subscriber shall be delivered to the Subscriber at its last known address, facsimile number or e-mail address as set forth in the records of the Fund. All notices to the Fund shall be delivered to c/o TCW SPECIALTY LENDING LLC, Attention: Andrew Bowden, General Counsel, 515 Flower Street, Los Angeles, CA 90071. All notices to the Subscriber shall be delivered to the address, facsimile number and email address provided by the Subscriber in Section 3 of Annex I attached hereto. The Subscriber may designate a new address for notices by giving written notice to that effect to the Fund. The Fund may designate a new address for notices by giving written notice to that effect to the Subscriber. A notice given in accordance with the foregoing clauses (a), (b) and (c) shall be deemed to have been effectively given three business days after such notice is mailed by registered or certified mail, return receipt requested, or one business day after such notice is sent by overnight delivery service or other one-day provider, to the proper address, or at the time delivered when delivered in person or by private courier. A notice given by facsimile or email shall be deemed to have been effectively given when sent unless the sender receives a message of “error in transmission,” provided confirmatory notice is sent by first class mail, postage prepaid or receipt is confirmed by an officer or other authorized representative of the recipient by answerback or other written means.

11.8.

Applicable Law. This Subscription Agreement shall be construed in accordance with and governed by the internal substantive laws (without giving effect to the choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than Delaware) of the State of Delaware.

11.9.

Submission to Jurisdiction; Venue; Waiver of Jury Trial. Unless the Fund otherwise agrees in writing, any legal action or proceeding with respect to this Subscription Agreement may be brought in the courts of the State of Delaware, and, by execution and delivery of this Subscription Agreement, the Subscriber hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Subscriber hereby further irrevocably waives any claim that any such courts lack personal jurisdiction over the Subscriber, and agrees not to plead or claim, in any legal action proceeding with respect to this Subscription Agreement in any of the aforementioned courts, that such courts lack personal jurisdiction over the Subscriber. To the fullest extent permitted by applicable law, any legal action or proceeding with respect to this Subscription Agreement by the Subscriber seeking any relief whatsoever against the Fund shall be brought only in the Chancery Court of the State of Delaware (or other appropriate state court in the State of Delaware), and not in any other court in the United States of America, or any court in any other country. The Subscriber hereby irrevocably waives any objection that the Subscriber may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Subscription Agreement brought in the aforesaid courts and hereby further irrevocably, to the extent permitted by applicable law, waives its rights to plead or claim and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. UNLESS THE FUND OTHERWISE AGREES IN WRITING, THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT.

11.10.	Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

11.11.

Severability. In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

11.12.

Entire Agreement. This Subscription Agreement, together with its Attachments (which Attachments are incorporated in this Subscription Agreement by reference), the LLC Agreement and any other agreements pursuant to Section 12.1.5 of the LLC Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

11.13.

Irrevocability and Acceptance. This Subscription Agreement is and shall be irrevocable by the undersigned but will not be binding on the Fund unless and until it is agreed to and accepted by an authorized representative of the Fund. The Fund in its sole discretion may accept this Subscription Agreement with respect to the Commitment in whole or in part. Acceptance will be given either by delivery of this Subscription Agreement to the Subscriber with the form of acceptance executed by the Fund or by such execution and written notice thereof to the Subscriber. The Subscriber agrees that by its execution, or execution on its behalf, of this Subscription Agreement and the LLC Agreement and upon acceptance hereof by an authorized representative of the Fund, it agrees to be bound by terms of the LLC Agreement and shall become a Member of the Fund. This Subscription Agreement will expire if it is not accepted by an authorized representative of the Fund on or prior to eight months from the date Subscriber has executed this Subscription Agreement.

11.14.

Counterparts; Facsimile Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Facsimile counterpart signatures to this Subscription Agreement shall be acceptable and binding.

11.15.	Escheatment. Your Fund account may be transferred to the appropriate state if no activity occurs in your account within the time period specified by state law.

11.16.

FATCA. The Subscriber shall provide the Fund with any information, representations, certificates or forms relating to such Subscriber (or its direct or indirect owners or account holders) that are requested from time to time by the Fund and that it determines are necessary or appropriate in connection with any requirement imposed under the Foreign Account Tax Compliance provisions of the Hiring Incentives to Restore Employment Act, as enacted in Sections 1471 through 1474 of the Code, and any rules, regulations or other guidance issued thereunder (“FATCA”).

Appendix A

TCW Customer Privacy Policy

Effective May 2025

In this Privacy Policy, “TCW,” “we,” “us,”, and “our” refers collectively to The TCW Group, Inc. and its subsidiaries, affiliates, and funds, including but not limited to, TCW Investment Management Company LLC, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW PT Management Company LLC, TCW Asset Backed Finance Management Company LLC and Sepulveda Management LLC. References to the “Fund” refer to the particular investment fund(s) to which you are, or seek to be, admitted which are managed whether directly or indirectly by one or more investment manager, and references to the “General Partner” refer to the general partner or similarly placed entity of such Fund.

TCW recognizes the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies. We carefully manage information among our affiliated group of companies to safeguard your privacy.

The purpose of this Privacy Policy is to provide you with information about our use of Customer Data (as defined below) in accordance with applicable privacy and data protection laws.

WHAT YOU SHOULD KNOW

If you are in the U.S., we are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission. This notice specifically addresses nonpublic personal and financial information collected from our customers for the purposes of investment.

If you are in the European Economic Area (“EEA”) and the United Kingdom (collectively, the “EU”), we are providing this notice to you to comply with the requirements of applicable laws, including the General Data Protection Regulation (the “GDPR”), the UK Data Protection Act 2018 and the GDPR as it forms part of the law of England, Wales, Scotland and Northern Ireland (the “UK GDPR”).

Your personal information may be subject to certain additional and/or supplemental privacy notices depending on your location and your relationship with TCW. If you are a TCW employee, a separate employee privacy notice has been provided to you. In addition, please review our online Privacy Policy, available at https://www.tcw.com/Privacy-Policy, for more information about how TCW collects, uses, and shares information from visitors to the TCW website.

OUR PRIVACY POLICY

We are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information; however, no method of transmission or electronic storage is completely secure, and we cannot guarantee absolute security.

APPENDIX A

CATEGORIES OF INFORMATION WE COLLECT

“Customer Data” means personal data that reasonably can be associated or linked to you or another customer as an individual person, and includes nonpublic personal and financial information, as well as personal data on yourself that you provide to us, as well as the personal data of individuals connected with you as an investor (for example, directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents). In our use of Customer Data, the Fund, the General Partner and the investment manager are each characterized as a “controller” under the GDPR and the UK GDPR. Except as otherwise described in this Privacy Policy, the affiliates and delegates of the Fund, the General Partner and the investment manager may act as “processors” of Customer Data.

If you are a natural person, this Privacy Policy will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with Customer Data on individuals connected to you for any reason in relation to your investment with us, this will be relevant for those individuals and you should transmit this document to those individuals or otherwise advise them of its content.

We collect and process the following forms of Customer Data:

•

Identifiers such as your name, residential and/or business address, mailing address, email address, personal and/or business contact information, proof of address, driver’s license, tax identification number, social security (or national insurance or similar) number, and passport number and other government identification information and/or numbers.

•	Commercial information, including tax information, bank account details, source of funds details and details related to your investment activity.

•	Visual information, including your signature.

•	Professional or employment-related information, including your job title, employer’s name, place of work, work history and income.

•

Background information, including information needed for or revealed by know-your-customer, fraud, terrorist financing, sanctions and anti-money laundering checks, investor due diligence, accreditation and consents.

•

Financial information and account history, including information about your assets, income, net worth, amounts and types of investment, profit and loss allocations, capital account balances, commitments, withdrawals, redemptions, subscriptions and contributions, account data, other investment participation information, fund transfer information, beneficiaries, positions, percentages of fund, share or option numbers and values, vesting information, investment history, and transaction and tax information.

•	Inferences that we draw from Customer Data to create a profile about your preferences.

It is important that we maintain up to date records of key information about you. Please notify us of any significant changes in your personal circumstances as soon as they occur (e.g., change of name, address, contact information, etc.). From time to time, we may ask you to complete a new Customer Data form to ensure our records are up to date.

SOURCES OF CUSTOMER DATA

We collect Customer Data in various ways, including through:

•

Your, or your employer’s, financial intermediary’s and/or designated representative’s correspondence, interactions and transactions with us, our affiliates, delegates or others, including by letter, email, telephone, our websites, and through information provided in subscription agreements, investor questionnaires, applications and other agreements or documents completed by you or on your behalf.

•

Information from other public sources, including public news sources, corporate registries, government and other public databases, and professional social media sites, such as LinkedIn, and information we receive from consumer reporting agencies, our services providers or others we may engage in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.

HOW AND ON WHAT BASIS DO WE USE CUSTOMER DATA?

We use Customer Data for a variety of reasonable and legitimate business purposes, including, but not limited to, where:

•

It is necessary to enter into or for the performance of our rights and obligations under a contract with you or to take steps at your request prior to entering into a contract (e.g., to process your subscription agreement and/or the constitutional and operational documents of the Fund, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

•

It is necessary for compliance with legal and regulatory obligations to which we are subject (such as compliance with know-your-customer, anti-money laundering and FATCA/CRS requirements) – this may involve collecting specific Customer Data about you where required by law and disclosing such information to applicable regulators, government bodies, tax and other authorities.

•

It is necessary for our, our affiliates’, delegates’ and/or other third parties’ legitimate interests (and such interests are not overridden by your interests, fundamental rights or freedoms) or (if required by law) with your consent, including to operate and facilitate our business and services to you, undertake business management, planning, statistical analysis, market research and marketing (including email marketing) activities, administer and maintain our core records, protect our rights and interests, ensure the security of our assets, systems and networks, prevent, detect and investigate fraud, unlawful or criminal activities in relation to our services, and enforce our terms and conditions.

•	It is necessary for the establishment, exercise or defense of legal claims.

Where we process Customer Data about you on the basis of your consent, you have the right to withdraw that consent at any time. If you decline to provide or withdraw your consent to our use of Customer Data about you and, under applicable law, we are relying on such consent as the legal basis for its processing, there are circumstances in which we will not be able to provide you with certain services or take particular action on your behalf.

Where we process Customer Data about you on the basis of our or a third party’s legitimate interests, we may do so for our or our affiliates’, delegates’ and/or other third parties’ everyday business purposes (such as to process your transactions, maintain your account(s)) or respond to court orders and legal investigations. To the extent permitted by law (including with your consent, where required), we may also process Customer Data about you to offer or market products or services to you (including by email), or permit authorized third parties to offer or market their services to you.

Should we wish to use Customer Data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you. We will not use Customer Data for any purposes inconsistent with this Privacy Policy without your permission.

You may be asked to provide some of the Customer Data referred to in this Privacy Policy for one or more of the purposes described above. If you fail to provide this Customer Data when requested, and the information is necessary for TCW to comply with its legal or contractual obligations under applicable law, we may not be able to meet the obligations placed on us. In all other cases, the provision of Customer Data is voluntary.

WITH WHOM DO WE SHARE CUSTOMER DATA?

We may share Customer Data to carry out and implement any and all purposes described above, and for the objects of the Fund, including:

•

With our affiliates and delegates that may act as data processors, processors or service providers (the “Delegates”), which may use Customer Data, for example, to provide their services to us or to discharge the legal, regulatory, or self-regulatory requirements that apply directly to us or in respect of which we rely upon the Delegates provided that, such use of Customer Data by the Delegates will always be compatible with at least one of the aforementioned purposes for which we process Customer Data. The Delegates will not retain, use, sell or otherwise disclose Customer Data for any purpose other than the specific business purpose for which we have provided the information to the Delegate.

•

With regulatory, self-regulatory, administrative, law enforcement agencies, or other oversight bodies in certain circumstances where we and/or our Delegates are obliged to share Customer Data and other information with respect to your interest in the Fund with the relevant regulatory authorities. They, in turn, may exchange this information with foreign authorities, including tax authorities.

•	As authorized, for example, by subscription agreements or organizational documents of the Fund and as authorized by you or your designated representatives.

•

As necessary for us to enter into or to perform a contract with you (e.g., to process your subscription agreement, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

•	As necessary for our, or a third party’s, legitimate business interests, including with TCW as further described above.

•

In connection with certain business transactions, with a third party that succeeds the investment manager or the General Partner in carrying on all or a part of our business or if the Fund is otherwise sold or transferred to a third party.

•

As required by law, regulation, or self-regulatory requirement, including to comply with a subpoena or similar legal process, including when we believe in good faith that disclosure is legally required.

•	As necessary for the establishment, exercise or defense of legal claims, or where otherwise necessary to protect the investment manager, the General Partner or the Fund’s rights and property.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes, such as those necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, to ensure compliance with applicable laws and regulations, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

INTERNATIONAL DATA TRANSFERS

Because the internet and our operations are global, Customer Data may be transferred to, processed in, and held in countries (including the United States) other than the one in which you reside. The EEA and the UK do not consider the United States and many other countries to provide essentially equivalent privacy protections. Such transfers are a necessary part of the services that we provide.

We will ensure application of the same standards of privacy protection as set out in this Privacy Policy regardless of the international transfer or processing of Customer Data. To the extent required by, and in accordance with, applicable data protection laws, we rely on appropriate or suitable safeguards in respect of international transfers of Customer Data, including:

•	Using standard contractual clauses approved by relevant authorities as ensuring adequate safeguards.

•	Obtaining your consent to transfer Customer Data about you after first informing you about the possible risks of such a transfer.

•

When the transfer is necessary for the performance of a contract between you and us, or if the transfer is necessary for the performance of a contract between us and a third party, and the contract was entered into in your interest.

•	When the transfer is necessary to establish, exercise or defend legal claims.

HOW LONG DO WE RETAIN CUSTOMER DATA?

We retain Customer Data only for as long as is necessary for the purposes set out in this Privacy Policy, subject to your rights, under certain circumstances, to have your Customer Data erased. When deciding how long to retain Customer Data, we take into account our legal and regulatory obligations, the amount, nature and sensitivity of the Customer Data, the potential risk of harm from unauthorized use or disclosure of Customer Data, the purposes for which we process Customer Data and whether we can achieve those purposes through other means. We may also retain Customer Data to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

INDIVIDUAL RIGHTS

Individuals in the EEA and the UK, and individuals in other jurisdictions whose Customer Data is subject to the GDPR and/or the UK GDPR, have certain rights in relation to their Customer Data. Subject to certain limitations, these rights include the right for individuals to: (i) request access to and rectification or erasure of their Customer Data; (ii) restrict or object to the processing of their Customer Data; and (iii) obtain a copy of their Customer Data in a portable format. Individuals may also have the right to lodge a complaint about the processing of Customer Data with a data protection or supervisory authority.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Individuals in some U.S. jurisdictions, including California, have certain data subject rights. These rights vary, but they may include the right to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you wish to exercise any of these rights please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, affiliates, and funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries, affiliates, and funds;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

Appendix B

List of “Bad Acts”

For purposes of Section 7.13 of the Subscription Agreement to which this document is appended, a person described in such paragraph shall have committed a “Bad Act” if any of the following is true with respect to such person:

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the U.S. Securities and Exchange Commission (the “Commission”); or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or Section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C) Bars such person from being associated with any entity or from participating in the offering of any penny stock;

APPENDIX B

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), Section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, Section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and Section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

If the Subscriber has been subject to such an event but, prior to the date hereof, (i) the court or regulatory authority that entered the relevant order, judgment or decree has advised in writing (whether contained in the relevant judgment, order or decree or separately to the Commission or its staff) that disqualification under paragraph (d)(1) of Rule 506 under the Securities Act should not arise as a consequence of such order, judgment or decree or (ii) the Commission has issued an exemption from paragraph (d)(1) of Rule 506 with respect to such event, a copy of such order, judgment, decree or exemption is attached to this certificate.

APPENDIX B

ANNEX I TO THE SUBSCRIPTION AGREEMENT

SUBSCRIBER QUESTIONNAIRE

ALL SUBSCRIBERS, PLEASE FOLLOW THESE INSTRUCTIONS:

ALL SUBSCRIBERS: If you do not complete the Subscriber Questionnaire, your Subscription Agreement shall be deemed incomplete and cannot be executed.

THIS SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS COUNTERSIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE FUND.

PART A. General Information

Subscriber Name and Address

Subscriber Name

Street Address/Address of Principal Office

City	State	Zip Code	Telephone No.

Subscriber Information for AML Purposes (Please choose one):

☐ ERISA (Pension Fund regulated by the U.S. Department of Labor)

☐ U.S. Government Pension Plan

☐ U.S. Publicly Traded Company (NYSE, NASDAQ or ASE)

☐ U.S. Registered Broker-Dealer

☐ None of the Above

If Subscriber is classified as one of the four categories above, please skip the remainder of this section and continue to Question 1 below.

a.	Place and Date of Incorporation or Formation

City	State	Country	MM/DD/YYYY

b.	Principal Business Activity

c.	Please provide in detail the source of investment funds

d.	Verification Documents: Please attach any of the following: Subscriber Organization Documents (e.g. LP Agreement, Articles of Incorporation), recent Audited Financial Statements or Annual report.

e.	Is the Subscriber a senior foreign political figure, or a person related to, or associated with, a senior foreign political figure?

☐ Yes ☐ No

f.

Is the Subscriber a foreign shell bank (a foreign bank without a physical presence (e.g. an office or a branch) in the country in which it is organized) or does the client operate under an offshore banking license (a foreign bank that is prohibited from conducting banking activities in the country that issued the license)?

☐ Yes ☐ No

ANNEX I TO THE SUBSCRIPTION AGREEMENT

g.

Is the Account held in the name of a registered investment adviser, a comingled fund or an intermediary that is not a registered broker-dealer or a registered investment company (i.e. an investment advisor acting on behalf of its clients or investment advisors for whom TCW is acting as a sub-advisor)?

☐ Yes ☐ No

h.

Is the Subscriber domiciled or located in, owned, controlled by or acting on behalf of the government of Burma (Myanmar), Crimea, Donetsk, Luhansk or other non-governmental controlled regions of Ukraine, Cuba, Iran, Iraq, Libya, North Korea, Venezuela, Russia, Sudan or Syria?

☐ Yes ☐ No

ANNEX I TO THE SUBSCRIPTION AGREEMENT

1.	Investment. Please indicate below the amount of the Subscriber’s Commitment in the Fund.

Amount of Capital Commitment: $

Payment made by wire direct to:

ABA Routing #:

Account #:

Account Name:

Reference:

For International USD Payment: SWIFT Code:

ABA Routing #:

Account #:

Account Name:

Reference: <Subscriber Name>

2.	Primary Contact Person for this Account.

Name:

Company Name (if applicable):

Address:

City, State and ZIP Code:

Telephone Number:

Facsimile Number:

E-mail Address:

3. Persons authorized to act for the Subscriber (i.e., authorized to invest in funds, direct payment of distributions, etc.). In addition to the persons authorized by the power of attorney contained in Section 9 of the Subscription Agreement, the Subscriber hereby authorizes the person(s) noted below to act individually on behalf of this account unless otherwise noted. Please provide name, specimen signatures and titles in the form that such person would sign documents on behalf of this account, and telephone numbers. Without limiting the power of attorney contained in Section 9 of the Subscription Agreement, if there are circumstances under which more than one signature is required to take action with respect to this account, please state such circumstances. Requests to change the identity of persons authorized to act on behalf of a Member which is a corporation, partnership, trust, estate or other fiduciary must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the Subscriber. The Subscriber agrees that the Fund may rely on the information provided herein until it receives written notice of superseding instructions.

(Please check one):

☐ There are no additional authorized signers.

☐ The Subscriber will attach a list of authorized individuals with signature specimens.

ANNEX I TO THE SUBSCRIPTION AGREEMENT

☐ Additional authorized signers are listed below (If completing via DocuSign TCW will route the document to the individual(s) listed below for signature):

3.1	3.2
Signature	Signature
Name (and title, if applicable)	Name (and title, if applicable)
Telephone number	Telephone number
E-mail address	E-mail address
3.3	3.4
Signature	Signature
Name (and title, if applicable)	Name (and title, if applicable)
Telephone number	Telephone number
E-mail address	E-mail address

4.	Tax Information:

4.1	Please provide your Taxpayer I.D. Number:

4.2	The Subscriber is a (please check the appropriate box):

☐	Corporation

☐	Limited Partnership

☐	General Partnership

☐	Limited Liability Company

☐	S-Corporation

☐	Charitable Remainder Trust

☐	Tax-Exempt Endowment

☐	Private Tax-Exempt Foundation (as defined in §509 of the Internal Revenue Code)

☐	Employee Benefit Plan (self-directed)

☐	Employee Benefit Plan (trustee directed)

☐	Fund of Funds

☐	Other Tax Exempt Organization (i.e., exempt from income taxation under §501 of the Internal Revenue Code)

☐	Other

ANNEX I TO THE SUBSCRIPTION AGREEMENT

4.3	Is the Subscriber treated as a “disregarded entity” for U.S. federal income tax purposes? ☐ Yes ☐ No

If yes, list the name of the sole owner of the Subscriber:

4.4	Tax year ends (mm/dd):

4.5	State (if applicable) and country of residence for tax purposes:

4.6	For a domestic self-directed employee benefit plan (e.g. Keogh or self-directed 401k):

Keogh or Plan Account Number

Tax year ends (mm/dd)

Plan or Custodian Taxpayer I.D. Number

5. Statements and Other Correspondence. Statements and other correspondence should be sent to (give name, address, fax number and email address, if available):

☐	The Subscriber will attach a contact list

	Primary Contact	Secondary Contact

Name

Company (if applicable)

Title (if applicable)

Address

Phone

Fax

E-mail

Type of Correspondence Contacts should receive (please check all that apply):

	Primary Contact	Secondary Contact
Financial Reports
Capital Account Statements
Tax Information
Original Legal Documents
Amendments or Other Documents to be Signed
Other Investor Correspondence
Capital Calls and Distribution Notices

ANNEX I TO THE SUBSCRIPTION AGREEMENT

6.	Distributions. Please indicate where distributions should be sent (please check and complete one):

For All Subscribers	☐ Send wire distributions to:	☐ Send check to:
Bank Name:
Bank Address:
Bank ABA #:
Account Number:
Account Name:
Reference:
Contact Name:
Phone:
Email:
SWIFT Code:
Comments:
For Non-US Subscribers Only:
US Correspondent Bank Name:
US Correspondent Bank’s Routing Codes (either ABA # or CHIPS #):
Beneficiary’s Bank’s Name:
Beneficiary’s Bank’s Routing Codes (either BIC # or UID #):
Beneficiary’s Name:
Beneficiary’s Account Number:
Additional Reference Information:

7. Service of Process. (For non-U.S. Subscribers only. Does not apply to U.S. Subscribers.) If the Subscriber is neither a U.S. entity nor a permanent resident of the United States, the Subscriber hereby irrevocably appoints the following as an agent within the United States to receive service of process on behalf of the Subscriber in connection with the enforcement of the obligation of the Subscriber to make capital contributions to the Fund, or otherwise in connection with the Subscriber’s subscription to contribute capital to the Fund:

8. Subscriber Classification.* Please indicate which category below best describes the Subscriber. If the Subscriber is acting as a trustee, agent, representative, or nominee for a Beneficial Owner, please indicate which category best describes the Subscriber’s Beneficial Owner.

☐	Individual resident in the United States (including their trusts)

☐	Individual not resident in the United States (including their trusts)

☐	Broker-dealer

☐	Insurance company

☐	Investment company registered with the Commission

☐	Private Fund**

☐	Non-profit organization

*	This information is being requested to permit the Adviser to make a Form PF filing with the Commission.
**	“Private Fund” means any issuer that would be an investment company as defined in Section 3 of the Investment Company Act of 1940, as amended, but for Section 3(c)(1) or 3(c)(7) thereof.

ANNEX I TO THE SUBSCRIPTION AGREEMENT

☐	Pension plan (excluding governmental pension plans)

☐	Banking or thrift institution (investing on a proprietary basis)

☐	State or municipal Government Entity*** (excluding governmental pension plans)

☐	State or municipal governmental pension plan

☐	Sovereign wealth fund or foreign official institution

☐

Investors that are not U.S. persons and about which the foregoing beneficial ownership information is not known and cannot reasonably be obtained because the beneficial interest is held through a chain involving one or more third-party intermediaries

☐	Other (please specify):

9. Electronic Mail Authorization. By checking the box below, you acknowledge that you have read the “Electronic Communication and Signature Authorization” attached as Annex II and agree to the terms therein, and as long as you provide us with an electronic mail address, you consent to any and all authorized contacts receiving electronic communications.

☐ I would like to receive electronic communications.

END OF PART A

***

“Government Entity” means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision, (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof, and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof acting in its official capacity.

ANNEX I TO THE SUBSCRIPTION AGREEMENT

PART B: Status as Benefit Plan Investor

(a)	Overview.

The ERISA Plan Asset Regulation defines “Benefit Plan Investor” as:

(i) any employee benefit plan subject to Part 4 of Subtitle B of Title I of ERISA;

(ii) any plan to which Section 4975 of the Code applies (which includes a trust described in Section 401(a) of the Code that is exempt from tax under Section 501(a) of the Code, a plan described in Section 403(a) of the Code, an individual retirement account or annuity described in Section 408 or 408A of the Code, a medical savings account described in Section 220(d) of the Code, a health savings account described in Section 223(d) of the Code and an education savings account described in Section 530 of the Code); or

(iii) a person or entity whose underlying assets include, or are deemed to include under the ERISA Plan Asset Regulation or otherwise for purposes of Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code, “plan assets” by reason of an investment in the person or entity by plans described in (a)(i) or (a)(ii) immediately above.

A person or entity described in (a)(iii) immediately above will be considered to hold “plan assets” only to the extent of the percentage of the equity interests in the person or entity held by plans described in (a)(i) and (a)(ii) immediately above.

(b)	Status as Benefit Plan Investor (Please Check Each as Applicable).

(i) Is the Subscriber an employee benefit plan subject to Part 4 of Subtitle B of Title I of ERISA?

(Please check one.)  ☐  Yes  ☐  No

(ii) Is the Subscriber a plan to which Section 4975 of the Code applies?

(Please check one.)  ☐  Yes  ☐  No

(iii) Is the Subscriber a governmental plan within the meaning of Section 3(32) of ERISA, a non-electing church plan within the meaning of Section 3(33) of ERISA or a non-U.S. plan within the meaning of Section 4(b)(4) of ERISA that is not a plan described in (b)(i) or (b)(ii) above?

(Please check one.)  ☐  Yes  ☐  No

(iv) Is the Subscriber an insurance company general account?

(Please check one.)  ☐  Yes  ☐  No

(v) Is the Subscriber an entity such as an insurance company separate account, a bank collective trust fund or a hedge fund or other private investment vehicle, other than an insurance company general account, whose underlying assets include plan assets of an employee benefit plan or plan described in (b)(i) or (b)(ii) above by reason of a plan’s investment in the entity?

(Please check one.)  ☐  Yes  ☐  No

(vi) If the answer to either question (b)(iv) or (b)(v) above is “yes,” the Subscriber represents, warrants and covenants that currently, and for as long as it is an investor in the Fund, the maximum percentage of the

ANNEX I TO THE SUBSCRIPTION AGREEMENT

Subscriber’s assets that could constitute Benefit Plan Investor assets under the ERISA Plan Asset Regulation or Section 401(c) of ERISA will not exceed the percentage (in 10% increments) set forth below (please check one) (if nothing is checked, we will assume 100%):

0% ☐	60% ☐
10% ☐	70% ☐
20% ☐	80% ☐
30% ☐	90% ☐
40% ☐	100% ☐
50% ☐

(vii) Is the Subscriber an employee benefit plan subject to Part 4 of Subtitle B of Title I of ERISA?

(Please check one.)  ☐Yes  ☐No

(If the answer to sub-category (b)(vii) above is “Yes,” please contact the General Partner.)

(c) ERISA Controlling Person. Does the Subscriber, or any “affiliate” of the Subscriber, have discretionary authority or control with respect to the assets of the Fund or provide investment advice for a fee (direct or indirect) with respect to the Fund’s assets (an “ERISA Controlling Person”). For purposes of this ERISA Controlling Person representation, an “affiliate” is defined in paragraph (f)(3) of the ERISA Plan Asset Regulation as any person or entity, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such person. “Control” with respect to a person other than an individual means the power to exercise a controlling influence over the management or policies of such person.

☐  Yes

☐  No

If the Subscriber or any of their immediate family members is employed by the Fund, TCW, or their respective affiliates, the above “Yes” box for ERISA Controlling Person must be ticked.

The undersigned agrees to notify the Fund promptly of any changes in the foregoing information which may occur prior to or following an investment in the Fund.

END OF PART B

ANNEX I TO THE SUBSCRIPTION AGREEMENT

PART C: Subscriber Status and Eligibility

1. Accredited Investor Questionnaire. The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D (“Regulation D”) promulgated pursuant to Section 4(a)(2) of the Securities Act because it is (please indicate by checking the applicable boxes):

☐	an employee benefit plan as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (check appropriate box):

☐

the investment decision to acquire Units is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser and the name of the plan fiduciary is    ; or

☐	the plan has total assets in excess of $5,000,000; or

☐	the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors” within the meaning of Regulation D.

☐

the plan is a participant directed plan, the participant for whose benefit the investment in the Fund is being made has directed such investment, and the participant is an “accredited investor” within the meaning of Regulation D.

☐

an investment adviser registered under the Advisers Act, or relying on an exemption from registration with the Commission under Section 203(l) or (m) of the Advisers Act, or an investment adviser registered under the laws of a state.

☐

a plan that is established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and has total assets in excess of $5,000,000.

☐	an insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	an investment company registered under the Investment Company Act.

☐	a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	a “rural business investment company” as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐

a bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐	an organization described in Section 501(c)(3) of the Code, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

☐

a corporation, foundation, endowment, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

☐

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase of the Units is directed by a sophisticated person who has such knowledge and

ANNEX I TO THE SUBSCRIPTION AGREEMENT

experience in financial and business matters that such person is capable of evaluating the merits and risks of the acquisition of the Units, as described in Rule 506(b)(2)(ii) of Regulation D.

☐	an entity in which all of the equity owners, either directly or indirectly, are “accredited investors” within the meaning of Regulation D.

☐	a revocable trust that may be amended or revoked at any time by the grantors thereof and all the grantors are “accredited investors” within the meaning of Rule 501(a) of Regulation D.

☐

a “Family Office”[1] that (i) has in excess of $5,000,000 assets under management, (ii) was not formed for the purpose of buying Units and (iii) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Fund.

☐	a “Family Client”[2] whose investment in the Fund is directed by the Family Office pursuant to clause (iii) of the immediately preceding paragraph.

☐

an entity, other than any entity described above, but including an Indian tribe, governmental body, investment fund or non-U.S. entity, that (i) was not formed for the purpose of buying Units and (ii) owns Investments with a value, net of Acquisition Indebtedness, of at least $5,000,000.

[1]

“Family Office” means a company that (i) has no clients other than Family Clients; (ii) is wholly owned by Family Clients and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (iii) does not hold itself out to the public as an investment adviser.

[2]

“Family Client” means (i) a current or former family member* (as defined below) or current or former key employee** (as defined below); (ii) any non-profit organization, charitable trust (including charitable lead trusts and charitable remainder trusts whose only current beneficiaries are other Family Clients and charitable or non-profit organizations) or other charitable organization, in each case exclusively funded by one or more other Family Clients; (iii) any estate planning vehicle of a current or former family member or key employee; (iv) any irrevocable trust in which the sole beneficiaries or the sole grantors are other Family Clients; (v) any trust in which each trustee is a key employee and each grantor is a key employee and/or such key employee’s current or former spouse or spousal equivalent; and (vi) any company wholly owned (directly or indirectly) by, or operated for the sole benefit of, one or more other Family Clients.

*As used herein, a “family member” means all lineal descendants (including by adoption, stepchildren, foster children, and individuals that were a minor when another family member became a legal guardian of that individual) of a common ancestor (who may be living or deceased), and such lineal descendants’ spouses or spousal equivalents; provided that the common ancestor is no more than 10 generations removed from the youngest generation of family members.

**As used herein, a “key employee” means an executive officer, director, trustee, general partner, or person serving in a similar capacity at the Family Office or any employee (other than an employee performing solely clerical, secretarial, or administrative functions) who, in connection with his or her regular functions or duties, participates in the investment activities of the Family Office, provided that such employee has been performing such functions and duties for or on behalf of the Family Office, or substantially similar functions or duties for or on behalf of another company, for at least 12 months.

ANNEX I TO THE SUBSCRIPTION AGREEMENT

2. Qualified Client. (Please indicate whether the following representation is applicable by checking the appropriate box.)

The Subscriber is a company3 that is not (i) a private investment company excepted from registration by Section 3(c)(1) of the Investment Company Act, (ii) an investment company4 registered under the Investment Company Act; or (iii) a business development company (as defined in Section 202(a)(22) of the Advisers Act) (each, a “Look-Through Entity”) and satisfies one or both of the following criteria: (a) will have at least $1,100,000 under the management of the Investment Manager; and/or (b) has a net worth of more than $2,200,000.

(Please check one)  ☐  Yes  ☐  No

3. Subscriber as an Investor.

3.1 Subscriber Primarily Engaged in Investing, Reinvesting or Trading. Is the Subscriber engaged primarily in the business of investing, reinvesting or trading in securities for which ownership interests are held in the form of limited or general partnership interests, common stock, trust units, debt instruments or other securities? (Please answer “yes” or “no” below by checking the applicable box below.) ☐ Yes ☐ No

3.2 Inclusion In or Exclusion From the Investment Company Act. If the Subscriber answered “yes” to question 3.1 above, the Subscriber (please check the applicable box below):

☐	(i) is an investment company as registered under the Investment Company Act; or

☐

(ii) is excluded from the definition of “investment company” under the Investment Company Act in reliance on Section 3(c)(1) of the Investment Company Act (a private investment company with fewer than 100 beneficial owners).

3.3 Number of Beneficial Owners. If the Subscriber checked the box in question 3.2(ii) above, the number of beneficial owners (as determined under Section 3(c)(1) of the Investment Company Act, as applicable) of its investment entity is    . (The Fund, in its sole discretion, may request information regarding the identity of the Subscriber’s beneficial owners.)

4. The Subscriber: (Please check each applicable subsection below.)

☐ was ☐ was not formed, organized, reorganized, capitalized or recapitalized for the specific purpose of acquiring Units;

☐ is ☐ is not operated for the specific purpose of acquiring Units;

☐ is ☐ is not an investment entity for which the Subscriber’s stockholders, partners, members or other beneficial owners (i) can have individual discretion as to their participation or non- participation through the Subscriber in (a) the Subscriber’s purchase of Units or (b) particular investments made by the Fund or (ii) did contribute or will contribute additional capital (other than previously committed capital) for the purpose of purchasing the Units;

☐ will ☐ will not have more than 40% of the value of the Subscriber’s total assets (or, if the Subscriber is a private investment fund with binding, unconditional capital commitments from the Subscriber’s partners or members, more than 40% of such Subscriber’s committed capital) invested in the Fund upon making this investment;

[3]

Section 202(a)(5) of the Advisers Act defines “company” as a corporation, a partnership, an association, a joint-stock company, a trust, or any organized group of persons, whether incorporated or not; or any receiver, trustee in a case under Title 11 of the United States Code, or similar official, or any liquidating agent for any of the foregoing, in his capacity as such, but does not include a company that is required to be registered under the Investment Company Act but is not registered.

[4]

Section 3(a)(1)(A) of the Investment Company Act defines an investment company as an issuer which is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in “securities.”

ANNEX I TO THE SUBSCRIPTION AGREEMENT

☐ is ☐ is not aware of any other circumstances that would require the Fund to treat it as more than “one person” for purposes of Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

☐ has ☐ has never filed for or been involved as a debtor in bankruptcy proceedings and there are no suits pending or judgments outstanding against it which, in one case or in the aggregate, could impair its ability to make capital contributions to the Fund as and when required under the LLC Agreement.

5. Pass-Through Entity Representations. Is the Subscriber a grantor trust, a partnership or an S-corporation for U.S. federal income tax purposes?

(Please check one)  ☐  Yes  ☐  No

5.1 If the Subscriber answered “Yes” to question 5 above, please indicate whether or not:

(a) More than 50% of the value of the ownership interest of any beneficial owner in the Subscriber is (or may at any time during the term of the Fund will be) attributable to the Subscriber’s (direct or indirect) interest in the Fund; or

(Please check one)  ☐  Yes  ☐  No

(b) It is a principal purpose of the Subscriber’s participation in the Fund to permit the Fund to satisfy the 100-partner limitation contained in U.S. Treasury Regulation Section 1.7704-1(h)(1)(ii), and, to the best of the Subscriber’s knowledge, whether or not any owner of a beneficial interest in the Subscriber has such a principal purpose.

(Please check one)  ☐  Yes  ☐  No

If the answer to question 5.1(a) and/or 5.1(b) above is “Yes”, the General Partner may require additional information related to the Subscriber in connection with this Subscription Agreement.

6. Funds Invested by the Subscriber. (For domestic and foreign Subscribers.) The funds invested by the Subscriber in the Fund

☐ do ☐ do not (please check one) constitute the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code, or (c) an entity whose underlying assets include assets of a plan described in (a) or (b).

7. Relationship to TCW.

7.1 The Subscriber ☐ is ☐ is not (please check one) “TCW-Related.”17

7.2 The Subscriber (or the fiduciaries of the Benefit Plan Investor executing this Subscription Agreement)

☐ does ☐ does not have discretionary authority or control with respect to the assets of the Fund or

☐ is ☐ is not a person that provides investment advice with respect to the Fund’s assets, or an “affiliate” of such a person. For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with the Fund or any of its investment advisers, including by reason of having the power to exercise a controlling influence over the management or policies of the Fund or its investment adviser(s).

[17]	“TCW-Related’ means any Subscriber who is a TCW entity or a director, officer, employee or agent of the Fund or of a TCW entity.

ANNEX I TO THE SUBSCRIPTION AGREEMENT

7.3 The Subscriber ☐ is ☐ is not (please check one) “TCW-Controlled.”18

7.4 The Subscriber ☐ is ☐ is not (please check one) an “Affiliated Member.”19

8. Subscriber Status as U.S./Foreign Person. (Please read Section 8.1 and check the box if you are described in such section. If not, check the box next to Section 8.2.)

8.1 ☐ For U.S. Persons. Subscriber is (i) an entity created or organized in or under the laws of the U.S., any state thereof that is treated for U.S. income tax purposes as a partnership or corporation, (ii) a trust, if either (A) the administration of which a court within the United States is able to exercise primary supervision over or for which one or more United States persons (including individual citizens or residents of the U.S.) have the authority to control all substantial decisions, or (B) the trust has a valid election in effect to be treated as a U.S. person, or (iii) an estate the income of which is subject to tax in the United States regardless of its source.

8.2 ☐ For Foreign Persons. The Subscriber is not a Person described in Section 8.1.

9. Required IRS Certification. (Please read Section 9.1 if you are a U.S. Subscriber and Section 9.2 if you are a non-U.S. Subscriber and indicate whether either representation is applicable to you by checking the box next to such statement.)

9.1 ☐  IRS Form W-9 Certification for U.S. Subscribers. The Subscriber is a person of the type described in Section 8.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” (a blank copy of which is attached to this Subscription Agreement as Exhibit A) in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Fund and provide the Fund with a new properly completed and duly executed copy of such form in the event any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Members should consult their tax adviser regarding other forms that may be delivered to the Fund to reduce or eliminate withholding or other taxes.

9.2 ☐  Form W-8 Certification for Non-U.S. Subscribers (i.e. persons who cannot make the certification in Section 9.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber (together with all appropriate attachments). The Subscriber agrees to promptly notify the Fund and provide the Fund with a new properly completed and duly executed copy of such form in the event any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Fund, the Subscriber will provide the Fund with a new properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber (together with all appropriate attachments) within every three calendar years of the date on which it made its initial Commitment to the Fund. NOTE: Members should consult their tax adviser regarding other forms that may be delivered to the Fund to reduce or eliminate withholding or other taxes.

10. Subscriber Status as Bank Holding Company. (Please check the box if applicable.)

☐ Yes ☐ No The Subscriber is subject to the Bank Holding Company Act of 1956, as amended (the “BHC Act”) or is directly or indirectly “controlled” (as that term is defined in the BHC Act) by a company that is subject to the BHC Act under the BHC Act and hereby elects to be treated as a BHC Member (as defined in the LLC Agreement).

11. Subscriber Subject to Public Disclosure Laws. (If applicable, please check the box and fill-in the requested information.)

[18]	“TCW-Controlled” means any Subscriber whose assets are being invested in the Fund under the control of TCW.
[19]	“Affiliated Member” means any Subscriber that is an affiliate of the Adviser.

ANNEX I TO THE SUBSCRIPTION AGREEMENT

☐ Yes ☐ No The Subscriber is subject to the Freedom of Information Act, 5 U.S.C. § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any similar statutory or legal right that might result in the disclosure of confidential information relating to the Fund (together with FOIA, “Public Disclosure Laws”).

Please indicate the relevant Public Disclosure Laws to which the Subscriber is subject.

12. Placement Agents Questionnaire.

12.1 Is the Subscriber’s investment in the Fund subject to any law, policy or regulation prohibiting or otherwise relating to the use of placement agents in connection with the Subscriber’s evaluation or investment in private investment vehicles?

(Please check one.)  ☐  Yes  ☐  No

12.1.1 If the Subscriber answered “Yes” to question 12.1 above, please provide a brief summary of such law, policy or regulation.

12.1.2 If the Subscriber answered “Yes” to question 12.1 above, does the Subscriber have knowledge of any interaction between the Subscriber and a placement agent that would violate such law, policy or regulation?

(Please check one.)  ☐  Yes  ☐  No

12.2 Is the Subscriber’s investment in the Fund is subject to any law, policy or regulation prohibiting the Fund, the Adviser or any of their respective Affiliates from paying fees to any placement agent in connection with such investment?

(Please check one.)  ☐  Yes  ☐  No

END OF PART C

ANNEX I TO THE SUBSCRIPTION AGREEMENT

ANNEX II TO THE SUBSCRIPTION AGREEMENT

ELECTRONIC COMMUNICATION AND SIGNATURE AUTHORIZATION

By acknowledging your consent below (and as long as you provide us with an electronic mail address) you consent to any and all authorized contacts receiving electronic communications and understand that no paper copy will follow by mail. You agree that the authorized contacts listed in the Subscription Agreement (and any others you may subsequently identify) are specified as your agents for the limited purpose of receiving, on your behalf, any electronic delivery including, but not limited to, account statements, performance reports, privacy notices, investment adviser brochures (Form ADV), disclosure documents and any other information delivered or provided (i) by the Fund, the Adviser or any of their Affiliates (collectively, “TCW”) in connection with the investment advisory services that TCW provides to investors and (ii) by any other agent of TCW.

You further agree to notify TCW promptly in writing of any change to an e-mail or any other electronic delivery address specified above or otherwise agreed between you and TCW. Until we have received notice of a change, we may continue to send information to the previous e-mail or other electronic address, and any such information will be deemed to have been delivered, whether or not it is actually received. Additionally, you acknowledge and agree by acknowledging your consent below that a successful transmission report received by TCW will constitute delivery of any communication. At your request, we will send you paper copies of any information we make available in electronic form. You may request paper copies by contacting the Fund at PrivateFunds@tcw.com. You agree, however, that neither your request for, nor our deliver of, a paper copy will imply that the previous electronic delivery of the information did not constitute good and effective delivery.

Although TCW will take all appropriate measures to protect the confidentiality of any information transmitted through e-mail, please be advised that the facility to encrypt e-mail messages is not available. Furthermore, the internet is not a secure environment and the use of Internet e-mail carries with it a number of inherent risks. As a result, we cannot guarantee that e-mail will be delivered within a reasonable time or at all; that e-mail comes from the purported sender; that e-mail is not intercepted by unauthorized or unintended third parties; that the content of the e-mail is unaltered from the time of transmission and therefore we cannot guarantee the accuracy or completeness of the information; or that the e-mail sent by us will be free from viruses.

You are responsible for having any necessary hardware, software or other technology to access electronic communication. By acknowledging your consent below you acknowledge and agree that you are aware of and accept the risks associated with internet e-mail and that the Fund’s agents, TCW, their respective Affiliates and each of their respective partners, employees and agents will have no liability, contingent or otherwise, to you or any third party arising from or in any way related to the use of electronic communication.

Please note that we cannot accept instructions of any kind, including notices of capital contributions, sent through email.

The documents and other information delivered electronically may be formatted in Adobe Acrobat’s portable document format (“PDF”), or other file formats we deem appropriate.

(Please acknowledge your consent by checking one.)  ☐ Yes   ☐ No

II-1

ANNEX II TO THE SUBSCRIPTION AGREEMENT

ANNEX III TO THE SUBSCRIPTION AGREEMENT

ADDITIONAL COMMITMENT FORM

TCW Specialty Lending LLC

c/o TCW Asset Management Company LLC

515 South Flower Street

Los Angeles, CA 90071

Dear Sir/Madam:

The undersigned hereby wishes to increase its capital commitment (the “Additional Commitment”) to TCW Specialty Lending LLC (the “Company”).

The amount of the Additional Commitment applied for is $               .

The undersigned acknowledges and agrees: (i) that the undersigned is making the Additional Commitment on the terms and conditions contained in the subscription agreement, dated  , 20  , previously executed by the undersigned and accepted by the Advisor and the Company, as the same may be updated or modified from time to time (the “Subscription Agreement”); (ii) that the representations, warranties and covenants of the undersigned contained in the Subscription Agreement, including all schedules and annexes thereto, are true and correct in all material respects as of the date set forth below; (iii) that the information provided on the Subscriber Questionnaire is correct as of the date set forth below; and (iv) that the background information provided to the Company pursuant to Part A of the Subscriber Questionnaire is true and correct in all material respects as of the date set forth below.

THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY PROMPTLY IN WRITING SHOULD THERE BE ANY CHANGE IN ANY OF THE FOREGOING INFORMATION.

Dated         , 20

Name of Entity (Please type or print)

By:

Signature

Name of Authorized Signatory (Please type or print)

Title of Authorized Signatory (Please type or print)

Please return all executed forms to your TCW Marketing or Client Service representative.

III-1

ANNEX III TO THE SUBSCRIPTION AGREEMENT

FOR INTERNAL USE ONLY

To be completed by TCW ASSET MANAGEMENT COMPANY LLC

ADDITIONAL COMMITMENT ACCEPTED AS TO

$

TCW Asset Management Company LLC	TCW Specialty Lending LLC
By: TCW Asset Management Company LLC, its advisor

By:	By:
Name: Title:	Name: Title:

Dated         , 20

III-2

ANNEX III TO THE SUBSCRIPTION AGREEMENT

Exhibit A to Subscription Agreement

Tax Form (W-9 or W-8)

☐	U.S. Subscriber: Will attach an executed, current version of the W-9 Form.

☐	Foreign Subscriber: Will attach an executed, current version of the applicable W-8 Form.

EXHIBIT A

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.
Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.

Print or type. See Specific Instructions on page 3.	1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)
2 Business name/disregarded entity name, if different from above.
	3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.								4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
	☐ Individual/sole proprietor	☐ C corporation	☐	S corporation	☐	Partnership	☐	Trust/estate	Exempt payee code (if any)

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .

Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.)

3b  If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . ☐

	5 Address (number, street, and apt. or suite no.). See instructions.						Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.  I am a U.S. citizen or other U.S. person (defined below); and

4.  The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

What’s New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.

Cat. No. 10231X	Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024)	Page	2

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•	Form 1099-INT (interest earned or paid).

•	Form 1099-DIV (dividends, including those from stocks or mutual funds).

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

•	Form 1099-NEC (nonemployee compensation).

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

•	Form 1099-S (proceeds from real estate transactions).

•	Form 1099-K (merchant card and third-party network transactions).

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

•	Form 1099-C (canceled debt).

•	Form 1099-A (acquisition or abandonment of secured property). Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441-1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Form W-9 (Rev. 3-2024)	Page	3

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

•  Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

•  Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

•  Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

•  Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

•  Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .

• Corporation	Corporation.

• Individual or • Sole proprietorship	Individual/sole proprietor.

• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.

• Partnership	Partnership.

• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2 — The United States or any of its agencies or instrumentalities.

3 — A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5 — A corporation.

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7 — A futures commission merchant registered with the Commodity Futures Trading Commission.

8 — A real estate investment trust.

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940.

10 — A common trust fund operated by a bank under section 584(a).

11 — A financial institution as defined under section 581.

12 — A middleman known in the investment community as a nominee or custodian.

13 — A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for…

• Interest and dividend payments	All exempt payees except for 7.

• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.

• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]

• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1]	See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.

A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B — The United States or any of its agencies or instrumentalities.

Form W-9 (Rev. 3-2024)	Page	4

C — A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G — A real estate investment trust.

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I — A common trust fund as defined in section 584(a).

J — A bank as defined in section 581.

K — A broker.

L — A trust exempt from tax under section 664 or described in section 4947(a)(1).

M — A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN, (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* Note: The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form W-9 (Rev. 3-2024)	Page	5

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

SUBSCRIBER’S SIGNATURE PAGE

By signing below the Subscriber certifies that the Subscriber has received the Subscription Agreement and fully consents to its terms. The Subscriber further certifies that to the best of the Subscriber’s knowledge and belief, the information given in the Subscriber Questionnaire is correct and complete. The Subscriber will promptly notify the Fund of any change in the information set forth in the Subscriber Questionnaire after the Subscriber becomes aware of any such change.

INSTITUTIONAL SUBSCRIBER:

Name of Institutional Subscriber

By:
Print Name:
Title:
Date:

[The rest of this page has been intentionally left blank.]

SIGNATURE PAGE OF THE FUND

Subscriber Name Agreed to and Accepted by TCW Asset Management Company LLC
as a duly authorized representative of TCW Specialty Lending LLC as of , 2026

Commitment Amount Accepted: $ (Only completed if less than amount stated on Subscriber’s signature page).

By:
Print Name:
Title:

By:
Print Name:
Title: